UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2012

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

628 Green Valley Road, Suite 500

Greensboro, NC 27408

(Address of principal executive offices, including zip code)

(336) 272-1338

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

A copy of the opinion of Cravath, Swaine & Moore LLP, relating to the validity of 11,538,112 shares of common stock, par value $0.01 per share (the “Common Stock”), of The Fresh Market, Inc. (the “Company”), which were offered and sold by certain selling stockholders pursuant to the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on June 14, 2012 pursuant to Rule 424(b), constituting a part of the Company’s Registration Statement on Form S-3 (Registration No. 333-182033), is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

5.1	Opinion of Cravath, Swaine & Moore LLP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE FRESH MARKET, INC.

Date: June 18, 2012	By:	/s/ Scott Duggan
Name: Scott Duggan
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

5.1	Opinion of Cravath, Swaine & Moore LLP.